UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2005

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ		85233
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

(1)

On September 20, 2005, Catalytica Energy Systems, Inc. (the “Registrant”) notified Kawasaki Heavy Industries, Ltd. (“KHI”) and Kawasaki Motors Corp., U.S.A. (“KMC”) of its election to terminate the Xonon Module Supply Agreement entered into as of December 13, 2000 by and between KHI, KMC and the Registrant, as amended by Amendment No. 1 thereto entered into July 2, 2003 (the “Supply Agreement”), effective December 13, 2005.

(2)	The Supply Agreement provides for the right of KHI and KMC to purchase Xonon Modules from CESI under the terms and conditions therein.

(3)

As a result of (a) the history of limited orders for Xonon Modules from KHI and KMC, (b) the upcoming expiration of the Technology Development and Transfer Agreement between the Registrant and KHI (the “TDA”) by its terms on December 13, 2005, (c) the pricing terms under the Supply Agreement; and (d) the Registrant’s expectations of the likelihood of significant future orders under the Supply Agreement, the Registrant believes there is no financial or business justification for continuing the Supply Agreement with KHI and KMC under its current terms. The Registrant currently is exploring strategic opportunities and alternatives for its Xonon small gas turbine business.

(4)	The Registrant does not expect to incur material early termination penalties as a result of the termination of the Supply Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding (i) the Registrant’s expectations regarding the likelihood of significant future orders under the Supply Agreement and (ii) the Registrant’s beliefs regarding the financial and business justifications for continuing or not continuing the Supply Agreement.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others: the ability to effect the termination of the Supply Agreement on a timely basis; unanticipated delays in the termination or expiration of the Supply Agreement and the TDA; possible fluctuations in economic conditions affecting the markets for the Registrant’s products and services; risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Forms 10-K and 10-Q filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Notice of Termination of Xonon Module Supply Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive
Officer and Chief Financial Officer

Date: September 20, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Termination of Xonon Module Supply Agreement.